                                                                   EXHIBIT 10.16

                         THRIFT PLAN LIQUIDITY AGREEMENT

            THRIFT PLAN LIQUIDITY AGREEMENT dated as of [           ], (1) 1996
between Ingram Micro Inc., a Delaware corporation ("MICRO"), and the Ingram Thrift Plan (together with its successors and permitted assigns, the "THRIFT PLAN").

            In consideration of the mutual promises set forth below (the mutuality, adequacy and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

            SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

            "BENEFITS TRANSFER AGREEMENT" means the Employee Benefits Transfer and Assumption Agreement of even date herewith among Micro, Ingram Industries Inc. and Ingram Entertainment Inc.

            "COMMISSION" means the Securities and Exchange Commission.

            "ELIGIBLE REPURCHASE PERIOD" means the period commencing on the effective date of the initial Public Offering and ending on the effective date of any registration statement filed pursuant to Section 2.1(b); provided that the "Eligible Repurchase Period" shall not include any period (i) commencing on the date of delivery of a written notice by Micro pursuant to Section 2.1(a), 2.1(b) or 2.1(c) and (ii) ending on the day following the earliest to occur of
(a) the last day of effectiveness of the registration statement in respect of which such notice was delivered, (b) the day after the date on which such registration statement is withdrawn pursuant to Section 2.3 or (c) the 90th day after the date of such written notice,
- --------
(1) CLOSING DATE OF THE EXCHANGE.

if such registration statement shall not have been declared effective by such time.

            "FAIR MARKET VALUE" means, with respect to one share of Micro Common Stock as of any date, the reported closing price on such date of a share of Micro Common Stock on such exchange or market as is the principal trading market for the Micro Common Stock (regardless of whether such listed or traded share of Micro Common Stock is of the same class as the share of Micro Common Stock in respect of which the determination of Fair Market Value is being made).

            "LIQUIDITY EVENT" means any event that requires that shares of Micro Common Stock held by the Thrift Plan be sold in order to fund a distribution to a participant required pursuant to the terms of the Thrift Plan consistent with past practice.

            "MICRO COMMON STOCK" means the common stock of Micro, including without limitation the Class A common stock and the Class B common stock, par value $0.01 per share, of Micro.

            "PUBLIC OFFERING" means a public offering of Micro Common Stock pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

            "REGISTRABLE SECURITIES" means, as of any date, (i) shares of Micro Common Stock held by the Thrift Plan that the trustees of the Thrift Plan determine, in their good faith opinion, should be sold as of such date in order to comply with the provisions of Section 404(a) of The Employee Retirement Income Security Act of 1974, as amended and (ii) shares of Micro Common Stock in respect of which a Liquidity Event has occurred as of such date. Registrable Securities shall cease to be Registrable Securities when (x) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (y) such securities shall have been sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met or (z) such securities may be sold pursuant to Rule 144(k) under the Securities Act or otherwise in the public market without being registered under the Securities Act.

            "REGISTRATION EXPENSES" means all (i) registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities, (iii) printing expenses, (iv) internal expenses of Micro (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for Micro, (vi) customary fees and expenses for independent certified public accountants retained by Micro (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) fees and expenses of any special experts retained by Micro in connection with such registration and (viii) fees and expenses of listing the Registrable Securities to be registered pursuant to this Agreement on a securities exchange.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

                                    ARTICLE 2

                   REGISTRATION PROVISIONS; SHARE REPURCHASES

            SECTION 2.1. SECURITIES ACT REGISTRATION. (a) Micro may elect, by delivery of written notice to the Thrift Plan, to effect the registration, as soon as practicable following the initial Public Offering, of Registrable Securities on Form S-1 under the Securities Act; provided that if such registration shall not have been effected within 90 days following such initial Public Offering, Micro shall be obligated to repurchase such Registrable Securities on the terms and conditions set forth in Section 2.4(a). The Thrift Plan shall deliver written notice to Micro, within ten days after receipt by the Thrift Plan of such written notice from Micro, of the number of Registrable Securities to be included in such registration. Whether to make any election to effect the registration of such Registrable Securities shall be in the sole and absolute discretion of Micro.

            (b) Micro may elect, by delivery of written notice to the Thrift Plan, to effect the registration, as soon as practicable following the first anniversary of the effective date of the initial Public Offering, of the Registrable Securities on Form S-3 under the Securities Act; provided that if such registration shall not have been effected within 90 days following such anniversary, Micro shall be obligated to repurchase such Registrable Securities on the terms and conditions set forth in Section 2.4(a). The Thrift Plan shall deliver written notice to Micro, within ten days after receipt by the Thrift Plan of such written notice from Micro, of the number of Registrable Securities to be included in such registration. Whether to make any election to effect the registration of such Registrable Securities shall be in the sole and absolute discretion of Micro.

            (c) Micro shall deliver written notice to the Thrift Plan in the event that Micro is required to use its best efforts to effect a registration pursuant to Section 7.01(b) of the Stock Option, SAR and ISU Conversion and Exchange Agreement dated as of September 4, 1996 among Micro and the other parties thereto. The Thrift Plan shall then deliver written notice to Micro, within ten days after receipt by the Thrift Plan of such written notice from Micro, of the number of Registrable Securities to be included in any such registration, and Micro shall use its best efforts to include such Registrable Securities in such registration.

            SECTION 2.2. EFFECTIVENESS OF REGISTRATIONS. (a) Micro shall use its best efforts to cause any registration pursuant to Section 2.1(a) to remain effective (and not be subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for a period of not less than 30 days following the date on which such registration was declared effective, or, if earlier, the date on which all Registrable Securities registered thereunder have been sold.

            (b) Subject to Section 2.3(b), Micro shall use its best efforts to cause any registration pursuant to Section 2.1(b) to remain effective (and not be subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for the period beginning on the date on which such registration was declared effective and ending on the date on which all Registrable Securities registered thereunder have been sold or, if earlier, the date on which no Registrable Securities remain outstanding.

            SECTION 2.3. EXPENSES; MICRO DISCRETION. (a) Micro shall pay all Registration Expenses in connection with any registration effected pursuant to the terms of this Agreement.

            (b) With respect to any registration statement filed or to be filed pursuant to this Agreement, if the Board of Directors of Micro shall determine, in its good faith judgment, that to maintain the effectiveness of such registration statement or to permit such registration statement to become effective (or, if no registration statement has yet been filed, to file such a registration statement) would be significantly disadvantageous to Micro, Micro may cause such registration statement to be withdrawn and the effectiveness of such registration statement to be temporarily suspended or, if no registration statement has yet been filed, delay the filing of such registration statement. Micro shall not be liable for the failure of any such registration statement to become effective provided that Micro complies with its obligations under this Agreement; provided that, if any registration effected pursuant to Section 2.1(a) or 2.1(b) is so withdrawn or delayed for a period of more than 120 consecutive days, Micro shall be obligated to repurchase the Registrable Securities to have been included in such registration on the terms and conditions set forth in Section 2.4(a).

            SECTION 2.4 SHARE REPURCHASES. (a) Subject to Section 2.4(d), if a registration of Registrable Securities shall not have been effected during the applicable time period specified in Section 2.1(a) or 2.1(b), or if required pursuant to Section 2.3(b), the Thrift Plan may elect, by written notice delivered to Micro within 90 days following the expiration of the time period specified in Section 2.1(a) or Section 2.1(b), respectively, or the expiration of the 120-day period referred to in Section 2.3(b), to sell to Micro the Registrable Securities otherwise to have been included in such registration at a purchase price, payable in cash, equal to the Fair Market Value of such Registrable Securities as of the date such purchase is effected pursuant to
Section 2.4(c) and otherwise in the manner set forth herein.

            (b) Subject to Section 2.4(d), at any time during the Eligible Repurchase Period, the Thrift Plan may elect, by written notice delivered to Micro, to sell to Micro, and Micro shall be required to purchase from the Thrift Plan, the shares of Micro Common Stock with respect to which a Liquidity Event has occurred, at a purchase price, payable in cash, equal to the Fair Market Value of such shares as of the date such purchase is effected pursuant to
Section 2.3(c) and otherwise in the manner set forth herein; provided that Micro shall not be obligated to make a repurchase pursuant to this Section 2.4(b) on more than one occasion during any calendar month.

            (c) The closing of any repurchase made pursuant to this Section 2.4 shall be effected in one lump sum and, subject to Section 2.4(b), shall be consummated as promptly as practicable following receipt of the written notice from the Thrift Plan referred to in Section 2.4(a) or 2.4(b) upon at least five days' prior notice by Micro of the date, time and place of the closing of such repurchase.

            (d) Notwithstanding anything herein to the contrary, (i) Micro shall not be obligated to make any such purchase if Micro determines in good faith that such purchase would adversely affect the qualification of the transactions contemplated by the Exchange Agreement or Reorganization Agreement (as defined in the Benefits Transfer Agreement) for tax-free treatment under Section 355 of the Internal Revenue Code, as amended, or if such purchase would be prohibited by the terms of any credit facility or financing agreement of Micro then in effect, and (ii) Micro shall not be obligated to repurchase pursuant to Section 2.4(a), during any fiscal year, Registrable Securities of the type described in clause (i) of the definition of "Registrable Securities" having an aggregate purchase price in excess of the greater of $10 million or 3% of the stockholders equity of Micro as of the beginning of such fiscal year (it being understood that shares of Micro Common Stock shall be repurchased on a first-come, first-served basis until the limit for such fiscal year has been reached).

            (e) Micro hereby agrees to use commercially reasonable efforts to negotiate the terms of each credit facility and financing agreement of Micro so as to minimize any restrictions on the ability of Micro to make repurchases hereunder.

                                    ARTICLE 3

                                  MISCELLANEOUS

            SECTION 3.1. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

            SECTION 3.2. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            SECTION 3.3. NOTICES. Any notice, request, instruction or other document to be given hereunder by either party hereto to the other party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice. If notice is given pursuant to this Section of a successor or permitted assign of a party to this Agreement, then notice shall thereafter be given as set forth above to such successor or assign. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof and electronic or oral confirmation of receipt is received, (ii) if given by mail, at the close of business on the third business day after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 3.3.

            SECTION 3.4. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

            SECTION 3.5. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

            SECTION 3.6. SUCCESSORS, ASSIGNS. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Micro or by the Thrift Plan; provided that the Thrift Plan may assign its rights hereunder to the Micro Thrift Plan or the Entertainment Thrift Plan (each as defined in the Benefits Transfer Agreement) in connection with any transfer of Micro Common Stock to the Micro Thrift Plan or Entertainment Thrift Plan, respectively, pursuant to Section 3.1 of the Benefits Transfer Agreement; provided that each such assignee shall have executed and delivered to Micro an instrument in form and substance satisfactory to Micro pursuant to which such assignee shall have agreed to be bound by the terms of this Agreement. This Agreement is binding upon the parties to this Agreement and their respective successors and permitted assigns and inures to the benefit of the parties to this Agreement and their respective successors and assigns. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any entity other than the parties to this Agreement, those who agree to be bound hereby and their respective successors and assigns. References to a party to this Agreement are also references to any successor or permitted assign of such party and, when appropriate to effect the binding nature of this Agreement for the benefit of another party, any other successor or assign of a party.

            SECTION 3.7. AMENDMENTS; WAIVERS. (a) No failure or delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (b) Neither this Agreement nor any term or provision hereof may be amended or waived except by an instrument in writing signed by the parties hereto.

            SECTION 3.8. COUNTERPARTS. This Agreement may be executed in two counterparts, both of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 3.9. REMEDIES. The parties hereby acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) in addition to any other remedy to which the parties may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 3.10. EFFECTIVENESS. This Agreement shall become effective commencing on the effective date of the initial Public Offering.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              INGRAM MICRO INC.

                              By________________________________________________
                                Name:
                                Title:
                                1600 Saint Andrew Place
                                Santa Ana, CA  92705
                                Telecopy:  (714) 566-7900

                              INGRAM THRIFT PLAN

                              By W.M. HEAD, R.E. CLAVERIE
                                 AND T.H. LUNN,
                                  as Co-Trustees

                              By________________________________________________
                              Name:       William M. Head
                              Title:      Co-Trustee
                              Address:    1229 Nichol Lane
                                          Nashville, TN  37205

                              By________________________________________________
                              Name:       R.E. Claverie
                              Title:      Co-Trustee
                              Address:    6107 Hickory Valley Road
                                          Nashville, TN  37205

                              By________________________________________________
                              Name:       T.H. Lunn
                              Title:      Co-Trustee
                              Address:    509 Sugartree Lane
                                          Franklin, TN  37064